Earnings Conference Call 3rd Quarter 2022 November 3, 2022 Exhibit 99.2

Forward-Looking Statements In addition to the historical information contained in this presentation, this presentation contains (and oral communications made by IDACORP, Inc. and Idaho Power Company may contain) statements, including, without limitation, earnings guidance and estimated key operating and financial metrics, that relate to future events and expectations and, as such, constitute forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, outlook, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “guidance,” “intends,” “potential,” “plans,” “predicts,” “preliminary,” “projects,” “may,” “may result,” “may continue,” or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance and involve estimates, assumptions, risks, and uncertainties that may differ materially from actual results, performance, or outcomes. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include the following: (a) decisions by state and federal regulators affecting Idaho Power's ability to recover costs and earn a return on investments; (b) changes to or the elimination of Idaho Power’s regulatory cost recovery mechanisms; (c) impacts of changes in economic conditions, including on customer demand and on operations, the supply chain, and capital investments; (d) changes in customer growth rates, and related changes in loads; (e) abnormal or severe weather conditions, climate change, wildfires, droughts, earthquakes, and other natural phenomena; (f) advancement of technologies that reduce customer demand or the introduction of vulnerabilities to the power grid; (g) expense and risks of capital expenditures for utility infrastructure and ability to recover such costs; (h) demand for power exceeding supply; (i) variable hydrological conditions or over-appropriation of surface and groundwater; (j) the ability to acquire fuel, power, electrical equipment, and transmission capacity on reasonable terms; (k) disruptions or outages of Idaho Power’s generation or transmission systems or of any interconnected transmission system; (l) accidents, electrical contacts, fires, explosions, infrastructure failures, and general system damage, that can cause outages and subject the companies to third-party claims for damages; (m) acts or threats of terrorist incidents, social unrest, acts of war, cyber or physical security attacks, the companies’ failure to secure data or the electric power grid (n) increased purchased power costs and challenges associated with integrating intermittent renewable energy sources into Idaho Power's resource portfolio; (o) impacts of COVID-19 on the global and regional economy and Idaho Power’s business; (p) Idaho Power's concentration in one industry and one region, regional economic conditions and regional legislation and regulation; (q) employee and third-party contractor workforce factors, including potential unionization of the companies' workforce, and the cost of living; (r) failure to comply with state and federal laws, regulations, and orders; (s) changes in tax laws and the availability of tax credits; (t) adoption of or changes in, and costs of compliance with, laws, orders and regulations, and related litigation or proceedings, including those relating to the environment; (u) inability to timely obtain and the cost of obtaining and complying with government permits and approvals; (v) failure to comply with mandatory reliability and security requirements; (w) ability to obtain debt and equity financing when necessary and on reasonable terms; (x) ability to buy and sell power, transmission capacity, and fuel in the markets and the availability to enter into, and success or failure of, financial and physical commodity hedges; (y) the magnitude of future benefit plan funding obligations; (z) assumptions underlying the coal mine reclamation obligations at Bridger Coal Company and related funding requirements, and remediation costs associated with planned exits from coal plants; (aa) ability to continue to pay dividends and target-payout ratios, and contractual and regulatory restrictions on those dividends; and (bb) adoption of or changes in accounting policies, principles, or estimates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in IDACORP, Inc.'s and Idaho Power Company's most recent Annual Report on Form 10-K and Form 10-Q and other reports the companies file with the U.S. Securities and Exchange Commission, including (but not limited to) Part I, Item 1A - “Risk Factors” in the Form 10-K and Form 10-Q and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today Lisa Grow IDACORP President & Chief Executive Officer Brian Buckham IDACORP Senior Vice President & Chief Financial Officer 3

Earnings Performance Three Months Ended September 30 Nine Months Ended September 30 2022 2021 2022 2021 Net income $ 106,380 $ 97,897 $ 216,928 $ 212,752 Weighted average common shares outstanding – diluted (000’s) 50,722 50,681 50,689 50,621 Earnings per diluted share $ 2.10 $ 1.93 $ 4.28 $ 4.20 4

Growth & Economic Expansion Moody’s GDP Growth Projections for Idaho Power’s Service Area: 2022: 1.9% 2023: 3.4% Residential growth near Meridian, Idaho 5 Increased Earnings Guidance $ 5.05 – $ 5.15 2.5% (Year-over-year) Idaho Power Customer Growth Twelve Months Ended Sept. 30, 2022 545,000 555,000 565,000 575,000 585,000 595,000 605,000 615,000 2018 2019 2020 2021

Micron Expansion Drives Further Growth • Micron Technology, Inc. announced plans to invest ~$15 billion to construct a new memory manufacturing fab in Boise, Idaho • Co-located with Micron’s R&D center at the company’s headquarters • New fab will create over 17,000 new jobs, including approximately 2,000 direct Micron jobs, by the end of the decade • Cleanroom space expected to reach 600,000 square feet • Construction expected to begin in early 2023, with cleanroom space coming online in phases starting in 2025 Source: Micron press releases dated September 1 & 12, 2022 6

2023 Integrated Resource Plan (IRP) Expected to Forecast Strong Growth 5-Year Forecasted Annual Growth Rate 20-Year Forecasted Annual Growth Rate Retail Sales (Billed MWh) Annual Peak (Peak Demand) Retail Sales (Billed MWh) Annual Peak (Peak Demand) 2023 IRP* 6.8% 4.8% 2.3% 1.9% 2021 IRP 2.6% 2.1% 1.4% 1.4% 2019 IRP 1.3% 1.4% 1.0% 1.2% 2023 IRP Load Forecast vs. Prior IRPs* 7 *Preliminary load forecast assumptions Idaho Power expects to use in the 2023 IRP; subject to change. Assumptions include increased large load additions during the 5- year forecast period.

“At this time, management expects to recommend to the Board of Directors future annual increases in the dividend of around 5%, with the intent to move over time toward the higher end of our target payout ratio of 60 to 70% of sustainable IDACORP earnings.” Lisa A. Grow, IDACORP President and Chief Executive Officer September 16, 2022 Common Stock Dividend Raised 5.3% 8 Quarterly Dividend Per Share Annualized Dividend Per Share Q4 2011 Q1 2012 Q4 2012 Q4 2013 Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q4 2020 Q4 2021 Q4 2022 Q4 2011 Q1 2012 Q4 2012 Q4 2013 Q4 2014 Q4 2015 Q4 2016 Q4 2017 Q4 2018 Q4 2019 Q4 2020 Q4 2021 Q4 2022 (1) See IDACORP’s most recent Annual Report on Form 10-K for a discussion of factors that may affect dividends. Current Target Payout Ratio: 60-70% $1.52 $1.32 $1.20 $0.38 $0.30 $1.88 $0.33 $2.52 $0.79 $3.16 $0.71 $2.84 $0.47 $0.55 $0.63 $2.20 $0.43 $0.51 $0.67 $0.59 $1.72 $2.04 $2.36 $2.68 $0.75 $3.00 (1)

Q3 2021 to Q3 2022 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) 9 Net Income – For the Quarter Ended September 30, 2021 $ 97.9 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms $ 3.6 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms 12.6 Idaho fixed cost adjustment revenues (5.1) Retail revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms 10.6 Transmission wheeling-related revenues 1.2 Other operations and maintenance expenses (12.9) Depreciation expense (1.8) Other changes in operating revenues and expenses, net (4.7) Increase in Idaho Power operating income 3.5 Non-operating expense, net 2.2 Income tax expense 0.6 Total increase in Idaho Power net income 6.3 Other IDACORP changes (net of tax) 2.2 Net Income – For the Quarter Ended September 30, 2022 $ 106.4

IDACORP(1) Idaho Power Revolving Credit Facility – Expires December 2025 $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(2) – (24.2) Total $ 100.0 $ 275.8 Operating Cash Flows, Liquidity, & Capital Structure 9 Cash Flows (millions) Nine Months Ended September 30 IDACORP 2022 2021 Net Cash Provided by Operating Activities $ 269.0 $ 303.4 Liquidity (millions) 10 As of September 30, 2022 (1) Holding company only. (2) Port of Morrow and American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds is unable to sell the bonds to third parties. Due to the demolition of the Boardman plant in October 2022, Idaho Power anticipates redeeming the Port of Morrow bonds that amount to approximately $4.36 million in the aggregate in December 2022.

2022 Earnings Per Share Guidance & Estimated Key Operating Metrics (Millions Except for Per Share Amounts) Current(1) Previous(2) IDACORP Earnings Per Diluted Share Guidance $ 5.05 – $ 5.15 $ 4.95 – $ 5.05 Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits No change None Idaho Power Operations & Maintenance Expense $ 375 – $ 385 $ 365 – $ 375 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction No change $ 500 – $ 520 Idaho Power Hydropower Generation (Megawatt-hours) 5.3 – 5.6 5.0 – 6.0 (1) As of November 3, 2022. (2) As of August 4, 2022, the date of filing IDACORP’s and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022. 11

Weather Outlook November 2022 Through January 2023 12 Precipitation Source: NOAA, National Oceanic Atmospheric Administration, U.S. Dept. of Commerce, October 20, 2022 Temperature

Contact Information Justin S. Forsberg Director of Investor Relations & Treasury (208) 388-2728 JForsberg@idacorpinc.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media Webcast and presentation on WWW.IDACORPINC.COM13